                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                O.I. Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 10, 2004

TO THE SHAREHOLDERS OF O. I. CORPORATION:

You are hereby notified that the Annual Meeting of Shareholders of O. I. Corporation will be held on Monday, May 10, 2004 at 11:00 a.m. at O.I. Corporation headquarters, 151 Graham Road, College Station, Texas, for the purposes of considering and voting upon the following matters proposed by the Board of Directors:

      (i)   the election of directors;

      (ii) the ratification of the appointment of independent public accountants; and

      (iii) the transaction of such other business as may properly come before the meeting.

The stock transfer books will not be closed, but only shareholders of record at the close of business on March 15, 2004 will be entitled to notice of and to vote at the meeting.

After completing the business of the meeting, we will discuss fiscal year 2003 results and the current outlook for the Company. There will be a period for questions and discussion with the Company's officers and directors.

If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at the meeting; therefore, PLEASE DATE, SIGN AND IMMEDIATELY RETURN YOUR PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED. You may revoke your proxy at any time prior to exercise.

                                       By Order of the Board of Directors



                                       Jane A. Smith
                                       Vice President-Corporate Secretary

April 9, 2004

                                TABLE OF CONTENTS

Notice of Meeting

Proxy Statement


                                                                                               PAGE

THE MEETING
         Solicitation, Date, Time and Place ..............................................      1
         Revocation of Proxies ...........................................................      1
         Expenses of Solicitation ........................................................      1
         Record Date; Stockholders Entitled to Vote; Quorum; Vote Required ...............      1
         Voting of Proxies ...............................................................      2
         Other Matters to Be Acted on at the Meeting .....................................      2
         General Information .............................................................      2
PROPOSAL NO. 1  ELECTION OF DIRECTORS ....................................................      3
         Nominees for Board of Directors .................................................      3
INFORMATION ABOUT THE BOARD OF  DIRECTORS ................................................      4
         Directors Compensation ..........................................................      4
         The Board of Directors and its Committees .......................................      4
              Compensation Committee .....................................................      5
              Audit Committee ............................................................      5
              Nominating and Corporate Governance Committee ..............................      5
         Code of Ethics ..................................................................      6
         Stockholder Communications with the Board .......................................      6
REPORT OF THE AUDIT COMMITTEE ............................................................      7
         Principal Accounting Fees and Services ..........................................      8
EXECUTIVE COMPENSATION ...................................................................      9
         Executive Officers of the Registrant ............................................      9
         Compensation of Executive Officers ..............................................      9
         Summary Compensation Table ......................................................      9
         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values     10
         Equity Compensation Plans .......................................................     10
         Compensation Committee Interlocks and Insider Participation .....................     11
         Certain Transactions, Employment Contracts, Termination of Employment and
                   Change in Control Arrangements ........................................     11
COMPENSATION COMMITTEE REPORT ............................................................     12
STOCK PERFORMANCE GRAPH ..................................................................     14
PROPOSAL NO. 2  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS ...........................     15
         Dismissal of PricewaterhouseCoopers LLP .........................................     15
         New Independent Accountants .....................................................     16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ...........................     16
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ..................................     17
SHAREHOLDERS PROPOSALS ...................................................................     17
OTHER MATTERS ............................................................................     18

EXHIBIT A  AMENDED AUDIT COMMITTEE CHARTER ...............................................     19
EXHIBIT B  COMPENSATION COMMITTEE CHARTER ................................................     22
EXHIBIT C  NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER ...........................     25

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010

                                 PROXY STATEMENT

                                   THE MEETING

SOLICITATION, DATE, TIME AND PLACE

      This Proxy Statement is furnished to the shareholders of O. I. Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the 2004 annual meeting of shareholders or any adjournment or postponement of that meeting. The meeting will be held on May 10, 2004, 11:00 a.m. local time, at the Company's headquarters, 151 Graham Road, College Station, Texas, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The proxy statement and the accompanying proxy, which are accompanied or preceded by our 2003 Annual Report, are first being mailed to shareholders on or about April 9, 2004. The enclosed proxy is solicited on behalf of the Board of Directors of the Company.

REVOCATION OF PROXIES

      You can revoke your proxy before it is exercised at the meeting in any of three ways:

            - by submitting written notice to our Secretary before the meeting that you have revoked your proxy;

            - by timely submitting another proxy by fax or mail that is later dated and properly signed; or

            - by voting in person at the meeting, provided you have a valid proxy to do so if you are not the record holder of the shares.

EXPENSES OF SOLICITATION

      The Company will bear the cost of the solicitation of the proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. All further solicitations will be made by either the Company's transfer agent or by regular employees of the Company, neither of whom will be additionally compensated.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; QUORUM; VOTE REQUIRED

      Holders of record of our common stock at the close of business on March 15, 2004, the record date, are entitled to notice of and to vote at the meeting. At the close of business on the record date, there were 2,778,070 shares of common stock, par value $0.10 per share, ("Common Stock"), of the Company issued and outstanding. Each share is entitled to one vote per share on the matters proposed. Only holders of Common Stock of record at the close of business on March 15, 2004, will be entitled to vote at the meeting.

      A quorum of stockholders (those holding a majority of the outstanding common stock and attending personally or represented by proxy) is necessary for a valid meeting. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum, as would broker non-votes. (Broker non-votes occur when brokers are not permitted under stock exchange rules to vote on a matter without instructions from beneficial owners of the shares and no instructions are given.) Brokers are permitted to vote on the election of directors and the ratification of independent public accountants without instructions from beneficial owners, so we do not anticipate any broker non-votes at the meeting.

      Directors are elected by a majority of the votes cast for directors. Ratification of the appointment of independent public accountants requires approval by a majority of the votes cast on the proposal. Abstentions (and any broker non-votes) will not be included in the number of votes cast on a matter and thus will not be taken into account in determining the approval of these proposals.

      In the absence of a quorum (1,389,036 shares) at the meeting, either in person or by proxy, the meeting may be adjourned from time to time for not more than 29 days, without notice, other than announcement at the meeting, until a quorum shall be formed.

VOTING OF PROXIES

      Please use the enclosed postage-paid envelope to return the proxy card or voting form that accompanies this proxy statement.

      Shares Held of Record. The Company's transfer agent and registrar, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, will tabulate the votes. Proxies must be received by 11:59 p.m. eastern time on May 9, 2004. Giving such a proxy will not affect your right to vote in person if you decide to attend the meeting.

      Shares Held in a Bank or Brokerage Account. A number of banks and brokerage firms participate in a program (separate from that offered by American Stock Transfer & Trust Co.) that permits stockholders to direct their vote by internet or telephone. If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by internet or telephone by following the instructions on their enclosed voting form. Votes directed by internet or telephone through such a program must be received by 11:59 p.m. eastern time on May 9, 2004. Directing your vote in this manner will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a legal proxy either on the internet or the voting form that accompanies this proxy statement. Requesting a legal proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given.

OTHER MATTERS TO BE ACTED ON AT THE MEETING

      At the meeting, we will act only on the matters indicated on the accompanying Notice and procedural matters related to the meeting.

GENERAL INFORMATION

      The mailing address of the Company's principal executive offices is O. I. Corporation, P.O. Box 9010, College Station, Texas 77842-9010. The Company's telephone number is (979) 690-1711, and its fax number is (979) 690-0440.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS HAS NOMINATED AND URGES YOU TO VOTE FOR THE FIVE NOMINEES LISTED BELOW. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

      At the meeting, five (5) directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified, in accordance with the provisions of the bylaws. The shareholders are being asked to vote for the election of Messrs. Anderson, Botts, Chapman, King, and Whited. Unless otherwise marked, the shares represented by the enclosed proxy will be voted "FOR" the election as directors of the five (5) nominees named above. The proxy cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such person as may be determined by the holders of such proxy.

NOMINEES FOR BOARD OF DIRECTORS

      The nominees to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified, and certain information with respect to the business experience of each nominee during the last five years, is set forth below. The Board of Directors has determined that each of the current directors standing for re-election, except the Chairman of the Board, President and Chief Executive Officer, is independent within the meaning of the NASD listing standards.

      WILLIAM W. BOTTS (61). Mr. Botts has served as President of the Company since February 1, 1985, Chief Executive Officer of the Company since July 19, 1985, and Chairman of the Board of Directors of the Company since May 26, 1986.

      JACK S. ANDERSON (78). Dr. Anderson has served on the Board of Directors since 1980. From October 1983 until the present, he has served as President of Jasada Corporation, an investment firm located in Houston, Texas. Dr. Anderson has served as a director of Shoreline, Inc. located in Taft, Texas since 1989, and as Chief Executive Officer of FMI, Inc. located in Houston, Texas since 1998, each of which are privately owned companies.

      RICHARD W. K. CHAPMAN (59). Dr. Chapman has served on the Board of Directors since August 2001. He was President, Chief Executive Officer and Director of ThermoQuest Corporation from its inception in 1995 throughout its existence as a publicly-traded company, ending in May 2000. He was also senior vice president of Thermo Instrument Systems, Inc., an analytical instrumentation manufacturer, from 1992 to 2000 when it was a publicly traded company. Dr. Chapman served as Chairman of the Board of Thermo BioAnalysis Corporation, a public company making products for biochemists, from 1995 to 1997. He also served as a Director of Thermo Cardio Systems, Inc., a public company making implantable cardiac assist devices from 1996 to 1997. In 2000, he became a managing partner with GlenRose Capital, LLC, a private equity firm specializing in the acquisition and operation of high technology companies. Currently, Dr. Chapman is on the board of two of GlenRose Capital's private companies, Eberline Services and Lionville Laboratory.

      EDWIN B. KING (76). Mr. King has served on the Board of Directors since February 1995. From 1979 to 1998, he served as director and Chairman of the Board for Asoma Instruments, Inc. of Austin, Texas, an analytical instrument manufacturer. From 1984 to the present, he has served as Vice President and Director of Scientific Management, Inc., a management consulting, personnel testing, and evaluation firm. From 1991 to the present, he has also served as director, Vice President and Secretary/Treasurer of Asoma Tower, Inc. From September 1999 to the present, Mr. King has served as an officer and director of PayMate.net Corporation, an Internet-based point of sale payment transaction system provider. From June 1999 to the present, he has served as an officer and director of

Analytical Magnetic Instruments, Inc., a magnetic instrument developer. From January 2000 to the present, he has served as an officer and director of SafeFood Technologies, Inc., a research and development firm for sterilization equipment and processes.

      CRAIG R. WHITED (57). Mr. Whited, a Certified Public Accountant, has served on the Board of Directors of the Company since May 1996. Mr. Whited is now retired. He previously served as the President and CEO of The Oxford Group, Inc. for eleven years. Prior to that, Mr. Whited served as a Chief Financial Officer for ten years and served for five years as a Certified Public Accountant at Deloitte Haskins & Sells, now Deloitte and Touche. He has been licensed as a CPA and a member of both the American Institute of Public Accountants and the California Society of Certified Public Accountants for over 25 years as well as being a member of the Financial Executives Institute for over 20 years.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

DIRECTORS COMPENSATION

      During 2003, all non-employee directors received a fee of $2,000 for each regular Board of Directors meeting attended and $500 for each committee meeting and special Board of Directors meeting attended. Directors who are also officers or employees of the Company receive no additional compensation for attendance at such Board or committee meetings. For the fiscal year ended December 31, 2003, directors fees paid were: Dr. Anderson, $19,000; Mr. Botts, $0; Dr. Chapman, $19,000; Mr. King, $19,000; and Mr. Whited, $19,000.

      The 2003 Incentive Compensation Plan, which was adopted by the Board of Directors on February 25, 2002 and approved by shareholders at the 2002 Annual Shareholders Meeting, became effective January 1, 2003.

      Pursuant to the Company's 2003 Incentive Compensation Plan (the "2003 Plan"), each non-employee director is granted annually a non-qualified stock option for 2,000 shares of Common Stock at each regular annual meeting of shareholders at which he is elected or re-elected to the Board of Directors. Each option has an exercise price equal to the Market Value Per Share on the date of grant. The options (i) vest six months from the date of grant, (ii) are exercisable to the extent vested until (a) three months following termination of service as a director for reasons other than retirement, disability, death or cause or (b) generally, twelve months following termination of service as a director for retirement, disability or death; (iii) have a term of three years and; (iv) are exercisable in full following a "Change in Control" event (as defined in the 2003 Plan).

      On May 9, 2003, the day of the 2003 Annual Shareholders Meeting, each non-employee director was granted options to purchase 2,000 shares of the Company's common stock under the 2003 Plan as described above. Under the 2003 Plan, any new directors initially elected to the Board of Directors will receive a one-time restricted stock award for 3,000 shares of Common Stock that vest in full on the second anniversary of the date of grant.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Company's Board of Directors currently consists of five persons, all of whom, other than Mr. Botts, have been affirmatively determined by the Board of Directors to be independent within the meaning of Rule 4200(a)(15) of the NASD listing standards [and the regulations of the Securities and Exchange Commission]. Directors are elected at each annual meeting of shareholders and serve until a successor shall be elected and qualified at an appropriate annual meeting of the shareholders. Vacancies may be filled by an affirmative vote of the majority of the remaining directors.

      The Company's Board of Directors met eight times during 2003 and every Director attended all of the eight meetings. Although the Company does not have a formal policy regarding attendance by the Board of Directors at the annual stockholders' meeting, it encourages Directors to attend, and the annual meeting of the Board of Directors typically is held on the same day as the stockholders meeting, and it is anticipated that the Directors will attend both meetings.

      The Board of Directors has a standing Compensation Committee, an Audit Committee, and a Nominating and Corporate Governance Committee.

      COMPENSATION COMMITTEE. The Compensation Committee (the "Compensation Committee") consists of Messrs. Anderson, Chapman, King, and Whited all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the NASD listing standards and the regulations of the Securities and Exchange Commission. Mr. King serves as chairman of this Compensation Committee. Functions of the Compensation Committee are to approve and recommend to the full Board of Directors remuneration arrangements of directors and senior management personnel and to adopt, subject to Board approval, compensation plans for officers and directors and to administer and grant benefits pursuant to such plans. The Compensation Committee met once during 2003, and all members of the Compensation Committee attended that meeting.

      In January 2004, the Board of Directors adopted a Compensation Committee Charter, which is available at no charge on the Company's web site located at www.oico.com, and is attached hereto as Exhibit B.

      AUDIT COMMITTEE. The Audit Committee (the "Audit Committee") consists of Messrs. Anderson, Chapman, King, and Whited, all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the NASD listing standards and the regulations of the Securities and Exchange Commission. Mr. Whited serves as chairman of the Audit Committee. The Board of Directors has determined that Craig R. Whited is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K and is "independent" as defined by Item 7(d)(3)iv) of Schedule 14A. Please see the Audit Committee Report, page 7. The Audit Committee met five times during 2003, and all members of the Audit Committee were present at each meeting.

      As required by the NASDAQ Securities Market, Inc. and the Securities and Exchange Commission rules and regulations regarding Audit Committees, the Company's Board of Directors has reviewed the qualifications of its Audit Committee members and has determined that none of them have a relationship to the Company that may interfere with the exercise of their independence from management and the Company.

      On January 25, 2004, the Board of Directors adopted an amended Audit Committee Charter. The Audit Committee Charter was amended (i) to include a definition for the term "audit committee financial expert," which definition is consistent with the definition set forth in the Securities and Exchange Commission rules and regulations, and (ii) to provide for a pre-approval policy and procedure for audit related or tax services. The Audit Committee Charter, as amended, is available at no charge on the Company's web site at www.oico.com, and is attached hereto as Exhibit A.

      NOMINATING & CORPORATE GOVERNANCE COMMITTEE. The Nominating & Corporate Governance Committee (the "Nominating Committee") consists of Messrs. Anderson, Chapman, King, and Whited all of whom the board has determined are independent within the meaning of Rule 4200(a)(15) of the NASD listing standards [and the regulations of the Securities and Exchange Commission]. Dr. Anderson serves as chairman of the Nominating Committee. The function of this committee is to assist the board by (1) identifying individuals qualified to become board members and recommending that the Board select a group of such individuals to be nominated for election at each annual meeting of the Company's shareholders,
(ii) identifying directors to fill a vacancy on the board, and (iii) ensuring that the Audit, Compensation and Nominating Committees of the Board shall have the benefit of qualified and experienced "independent" directors. The Nominating Committee did not meet in 2003.

      In identifying qualified individuals to become members of the Board of Directors, the Nominating Committee selects candidates whose attributes it believes would be most beneficial to the Company. The Nominating Committee evaluates each individual's experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the Board of Directors.

      The Company's Bylaws contain provisions, which address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company's Annual Meeting. Generally, stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Corporate Secretary of the Company. In order for any nomination notice to be considered timely for next year's annual meeting of stockholders, the written notice must be received by the Corporate Secretary of the Company not less than 60 days nor more than 90 days in advance of the first anniversary of the previous year's annual meeting of stockholders. Stockholders may contact the Corporate Secretary at the Company's principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates.

      In January 2004, the Board of Directors evaluated the matter of corporate governance and decided to include such matter under the Nominating Committee. The Board adopted a Nominating and Corporate Governance Committee Charter, which is available at no charge on the Company's web site at www.oico.com, and is attached hereto as Exhibit C.

CODE OF ETHICS

      The Company has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all employees, executive officers and Directors of the Company, including the Company's principal executive officer and principal accounting officer. The Code contains written standards that are reasonably designed to deter wrongdoing and includes provisions regarding ethical conduct, conflicts of interest, proper disclosure in all public communications, compliance with all applicable governmental laws, rules and regulations, and the prompt reporting of violations of the Code and accountability for adherence to the Code. A copy of the Code is available on our web site at www.oico.com. We intend to satisfy the SEC's disclosure requirements regarding amendments to, or waivers of, the Code by posting such information on our web site. A paper copy of our Code may be obtained free of charge by writing to the Company in care of the Corporate Secretary at our principal executive office.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

      Stockholders and other interested parties may communicate with one or more members of the Board of Directors by writing to all or one of the following:
Audit Chairman, Compensation Chairman, or Nominating Chairman, c/o Corporate Secretary, O.I. Corporation, P.O. Box 9010, College Station, TX 77842-9010.

                          REPORT OF THE AUDIT COMMITTEE

      NOT WITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      The Company's Audit Committee is comprised of four independent directors, each of whom is able to read and understand fundamental financial statements. One member of the Audit Committee is an Audit Committee Financial Expert as defined by the SEC in Disclosures Required by Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 and in Regulation S-K.

      The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management has established, and the audit process. Included in this function, the audit committee will meet at least four times per year, including each time the Company proposes to issue a press release with the Company's quarterly or annual earnings information. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the board of directors, management, the internal accounting function, and the independent accountants. The Audit Committee is also empowered to appoint the independent auditors, establish the audit fees, pre-approve any non-audit services provided by independent auditors and to hire outside counsel or other consultants as necessary.

      In order to adhere to the rules and regulations set forth under the Sarbanes-Oxley Act of 2002, the Audit Committee amended its written charter in January 2004 and is attached hereto as Exhibit A. The charter describes the scope of the Audit Committee's responsibilities and how it should enforce/administer those responsibilities.

      The Audit Committee has discussed with Grant Thornton LLP ("Grant Thornton"), the Company's independent certified public accountants, the matters required to be discussed by Statement on Audit Standards No. 61, as amended, (Communication with Audit Committees); and the Audit Committee has received and discussed the written disclosure and the letter from Grant Thornton required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has also discussed the independence of Grant Thornton with that firm.

      With and without management present, the Audit Committee discussed and reviewed the results of the independent auditors' examination of the Company's December 31, 2003 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

      Based on the review and discussions with the Company's independent auditors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2003.

PRINCIPAL ACCOUNTING FEES AND SERVICES

      The following table shows the fees paid by the Company for the audit and other services provided by Grant Thornton for fiscal 2003 and 2002:

                         2003         2002
                         ----         ----
Audit fees             $ 90,100     $ 79,000
Audit-related fees        2,400          -0-
Tax fees                 25,400        4,795
All other fees              -0-          -0-
                       --------     --------
TOTAL                  $117,900     $ 83,795
                       ========     ========

      "Audit Fees" consist of fees billed for professional services rendered for the audit of O.I. Corporation's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings and professional services related to filing of Form S-8 to register the shares provided under the 2003 Incentive Compensation Plan

      "Audit-Related Fees" consist of fees billed for accounting consultation with Grant Thornton regarding the investment in Intelligent Ion, Inc.

      "Tax Fees" consist of fees billed for professional services for tax compliance, tax advice, and tax planning from Grant Thornton in 2003 and in 2002.

      The Audit Committee has established a pre-approval policy whereby upon receiving management requests to perform additional audit-related or tax services not contemplated in the original independent auditors' proposal, or not previously approved by the audit committee, the audit committee chairman may approve the performance of such services in between meetings of the audit committee, when the independent auditor contacts the audit committee chairman seeking such approval. If the audit committee chairman is not available, then with all of the other members of the audit committee in agreement, they may approve the request of the independent auditors for authorization.

This report has been provided by the members of the Audit Committee:

Craig R. Whited, Audit Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Edwin B. King

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers of the Company, their ages, positions, and offices, as of December 31, 2003, are as follows:

            Name             Age                      Position                     Date Elected to Position
            ----             ---                      --------                     ------------------------
    William W. Botts           61       President and Chief Executive Officer,               1985
                                        Chairman of the Board                                1986

    Jane A. Smith              55       Vice President/Corporate Secretary                   1990

    Juan M. Diaz               30       Vice President/Corporate Controller                  2003

      William W. Botts joined the Company as President and Chief Operating Officer on February 1, 1985, was named Chief Executive Officer of the Company on July 19, 1985, and Chairman of the Board of Directors of the Company on May 26, 1986. Prior to joining the Company, he was Vice President and General Manager of the Brandt Division of TRW Inc.; Executive Vice President and Chief Operating Officer of The Brandt Company; Division General Manager of Sheller-Globe, Inc.; Assistant Plant Manager, Arvin Industries; and Engineer, AMBAC Industries, Inc.

      Jane A. Smith has been employed with the Company since 1973. She was named Assistant Corporate Secretary in 1976 and Corporate Secretary in 1986. On May 22, 1990, she was named Vice President/Corporate Secretary.

      Juan M. Diaz joined the Company as Corporate Controller on June 30, 2001. Prior to joining the Company, he was Audit Manager for Arthur Andersen LLP in Houston, Texas. He received his Certified Public Accountant certification in 2000. On May 9, 2003, he was named Vice President/Corporate Controller.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table lists, for the year ended December 31, 2003, compensation paid by the Company to the Company's Chief Executive Officer in 2003. There were no other executive officers of the Company whose compensation exceeded $100,000 during 2003.

SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                               ANNUAL COMPENSATION          COMPENSATION
                                                                               AWARDS
                                                                            ------------
                                                                              SECURITIES
                                                                              UNDERLYING         ALL OTHER
                                           SALARY              BONUS         OPTIONS/SARS       COMPENSATION
PRINCIPAL POSITION          YEAR            ($)                  ($)           (#)(1)              ($)(2)
------------------          ----            ---                  ---           ------              ------
William W. Botts            2003          $200,000          $ 10,000(3)          -0-              $ 21,642
   President/Chief          2002          $187,000          $ 20,000(4)          -0-              $ 23,312
   Executive Officer        2001          $178,269          $    -0-             -0-              $ 17,504

(1) No SARs or options were granted to Mr. Botts by the Company during 2001, 2002, or 2003. Options are granted based on the Compensation Committee's review of the Company's year-end performance as of December 31.

(2) The amounts in this column include contributions to the 401(k) Plan. At the end of each fiscal year, the Company makes a discretionary contribution to its 401(k) Plan. Mr. Botts is a participant in the Company's 401(k) Plan and received a proportion of the Company's contribution according to the terms of the Plan, and such amounts in 2003, 2002, and 2001, were $6,642, $2,909, and $7,135, respectively. Also included in this column are life insurance premiums paid for Mr. Botts in 2003, 2002, and 2001 in the amount of $15,000, $20,403, and $10,369, respectively.

(3) This amount represents a bonus paid to Mr. Botts in 2004 for his performance in 2003.

(4) This amount represents a bonus determined during year-end 2001 compensation considerations and paid to Mr. Botts in 2002 for achieving certain organizational and staffing goals. No bonus was paid to Mr. Botts for 2002.

      The following table provides information on option exercises in fiscal 2003 by the Chief Executive Officer and the values of such officer's unexercised options at December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                            SHARES                      NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                           ACQUIRED                    UNDERLYING UNEXERCISED                 IN-THE-MONEY
                              ON          VALUE            OPTIONS/SARS AT                   OPTIONS/SARS AT
        NAME               EXERCISE     REALIZED          DECEMBER 31, 2003                 DECEMBER 31, 2003
        ----               --------     --------          -----------------                 -----------------
                                                     Exercisable    Unexercisable     Exercisable    Unexercisable
                                                     -----------    -------------     -----------    -------------

William W. Botts             -0-          -0-         27,000           12,000          $236,223        $104,988


EQUITY COMPENSATION PLANS

      The Company has four equity compensation plans, all of which have been approved by its shareholders. The following table provides information as of December 31, 2003 on these plans, which are currently in effect.

                                                      (a)                    (b)                      (c)
                                                                                             Number of securities
                                             Number of securities       Weight-average       available for future
                                               to be issued upon      exercise price of      issuance under equity
              Plan Category                       exercise of            outstanding          compensation plans
                                             outstanding options,     options, warrants      (excluding securities
                                              warrants and rights         and rights        reflected in column (a)
                                              -------------------         ----------        -----------------------
Employee Stock Purchase Plan                              -- (1)                 -- (1)                139,409

2003 Incentive Compensation Plan                      18,500                 $4.09                     331,500

1993 Incentive Compensation Plan                     237,340                 $4.51                          -- (2)

1987 Amended and Restated Stock Option
and SAR Plan                                          33,166                 $3.75                          -- (2)
                                                     -------                 -----                     -------
                                                     289,006                 $4.41                     470,909
                                                     =======                 =====                     =======

1) Employees eligible to participate in the Employee Stock Purchase Plan may purchase shares of the Company's stock on a regular basis through payroll deductions.

2) Both the 1987 and 1993 Incentive Compensation Plans have expired and no new securities may be issued.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal 2003, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company.

      No member of the Compensation Committee (or board committee performing equivalent functions) (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any transactions with the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

      Under the terms of an employment agreement with the Company effective January 1, 2003 and terminating December 31, 2005, Mr. Botts is performing executive duties as President and Chief Executive Officer of the Company. Compensation paid pursuant to this agreement includes an annual salary as determined by the Board of Directors (such amount is included in the Summary Compensation Table above), life insurance coverage, and the use of a company vehicle. The employment agreement remains in effect until its expiration date, unless Mr. Botts dies, becomes disabled or violates his duty of loyalty to the Company, or following certain developments incident to a change in control of the Company (as defined in the employment agreement). Commencing on January 1, 2004, and on each January 1 thereafter, the term of Mr. Botts' employment agreement (the "Term") shall automatically be extended one additional year unless, not later than September 30 of the preceding year, the Company's Board of Directors shall give written notice to Mr. Botts that the Term shall cease to be so extended. In no event will the Term extend beyond the end of the calendar month in which Mr. Botts' 65th birthday occurs. If Mr. Botts is terminated for any reason other than Misconduct or Disability (both as defined in the employment agreement), he will continue to be compensated for the remainder of the term of the employment agreement and to receive coverage under the Company's life, disability, accident and group health insurance plans. Additionally, Mr. Botts may receive the same benefits if he terminates his employment for Good Reason (as defined in the employment agreement).

      The Company and Mr. Botts mutually agreed to terminate a split dollar life insurance policy in the amount of $250,000, owned by the Company in which the Company was entitled to full repayment of any premiums paid at the time of his termination or death. The last premium paid by the Company was in April 2002, and upon termination, the Company received $70,105, which was the full cash value of the policy. There were no loans or dividends paid to Mr. Botts under the policy.

                          COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

         The Company's primary business objective is to maximize shareholder value over the long term. To help accomplish this objective, the Compensation Committee (the "Committee") has developed an overall executive compensation philosophy with goals as follows:

      -     Attract, retain, and motivate key executives;

      -     Reward performance rather than create a sense of entitlement;

      -     Align executive and shareholder interests by stock ownership;

      - Assure that objectives for corporate and individual performance are established and measured.

      For comparison of peer company performance, and in order to maintain consistency in the Company's method of determining executive compensation, the Company selects comparable companies, which includes searches in various databases from the NASDAQ National Market System, Media General Financial Services, and Standard Industrial Classification (SIC) Codes 382 (Laboratory and Analytical Instruments) and 3823 (Process Control Instruments). The Committee believes that SIC Code 382 contains companies that most closely represent an established grouping of which the Company may be called a peer. The Company was not able to obtain compensation information for all of the companies in SIC Code 382; however, certain companies within such classification including, Allied Motion Technology (AMOT), formerly Hathaway Corp.; Isco, Inc. (ISKO) Lancer Corporation (LAN); Mesa Laboratories Inc., (MLAB); MOCON, Inc. (MOCO);Kewaunee Scientific (KEQU); Mikron Infrared (MIKR); New Brunswick Scientific (NBSC); RAE Systems, Inc. (RAE); Analex Corp. (NLX); Argonaut Technologies (AGNT); and Sierra Monitor (SRMC.OB) were compared to the Company in terms of growth in revenue, operating profit, net income, earnings per share, average return on assets and equity and compensation of executive management. The Committee seeks to set executive compensation to correspond to a range of what is believed to be between the mid-to-high end of compensation ranges for executives in such companies, with further consideration based on the Company's performance compared to such peer companies. Total direct compensation includes base pay, short-term bonus at target and long-term incentives. Overall, individual performance is measured against the following factors, which may vary as required by business conditions:

      -     Long-term strategic goals;

      -     Short-term business goals;

      -     Revenue and profit goals;

      -     Customer satisfaction;

      -     New business creation;

      -     Total stockholder return;

      -     The development of employees; and

      -     The fostering of teamwork and other OI values

BASE SALARIES

      The Committee reviews annually each executive's base salary. Base salaries are targeted at median levels for public companies of O.I. Corporation's relative size, as discussed above, but are determined primarily by individual performance relative to achieving Company goals. It is believed that base salary paid in 2003 to the CEO was consistent with such policy.

      When evaluating individual performance, the Committee considers the executive's efforts in promoting Company values; contribution to the Company's financial performance; developing and executing a strategic plan for growth in revenues and net income; improving product quality; specific job responsibilities, prior experience, job knowledge; and performance appraisals for each executive. No specific weights have been assigned to the various factors.

      The base salary of Mr. William W. Botts (Chairman of the Board, CEO, and President of the Company) and other executives of the Company were reviewed at the January 25, 2004 meeting of the Compensation Committee. Based on the factors discussed above and compensation paid by comparable companies, the Committee decided to increase Mr. Botts' base salary from $200,000 per year to $210,000 per year, effective February 2, 2004.

ANNUAL CASH INCENTIVES

      Annual cash bonuses provide executives with direct financial incentives to achieve corporate and individual performance goals. Bonuses for each executive are determined by the extent to which the Company meets its financial goals for growth in revenue, operating profit, net income, earnings per share, and average return on assets and equity. Performance is also judged on the achievement of business plan goals relating to improving product quality and productivity and growth through new product development and acquisitions. No specific weights have been assigned to the various factors. In consideration of the Company's and Mr. Botts' performance for 2003, Mr. Botts received a bonus of $10,000 for 2003, which was paid in 2004. As shown in the Summary Compensation Table on page 9 of this Proxy Statement, Mr. Botts received no bonus for 2002.

LONG-TERM INCENTIVES (STOCK OPTIONS)

      Long-term incentives are provided pursuant to the 2003 Incentive Compensation Plan. The Committee determines annually the total amount of options that will be made available to the Company's executives. The amount of options granted each year is based on the executives' total compensation package and reflects the desire of the Compensation Committee to encourage equity ownership by the Company's executives in order to provide an appropriate link to the interest of the shareholders, to reward prior performance, and to provide long-term incentive award opportunities.

      The stock option grants for 2003 were determined by the Compensation Committee based on the performance of each executive with respect to their contribution to the Company's financial performance, measured as discussed above, together with an appraisal of the extent to which pre-established objectives were achieved, as well as the Committee's perception of the executive's ability and potential to contribute to the growth and profitability of the Company, to identify changing business conditions (such as market changes and competitive threats), and to respond with appropriate business strategies. No specific weights have been assigned to the foregoing factors.

      Mr. Botts did not receive stock options for the years 2001, 2002, or 2003, as reflected in the Summary Compensation Table on page 9 of this Proxy Statement.

SUMMARY

      The Committee believes that the incentive compensation program for the executives of the Company is competitive with the compensation programs provided by comparable companies and serves the best interest of the shareholders of the Company. The Committee also believes that annual performance pay is appropriately linked to individual performance, the Company's annual financial performance, and shareholder value. The Company intends to continue its program for setting executive compensation as outlined above.

      The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report is given by the following members of the Compensation
Committee:

Edwin B. King, Compensation Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Craig R. Whited

                        FIVE-YEAR CUMULATIVE TOTAL RETURN
                    OF O.I. CORPORATION, NASDAQ MARKET INDEX,
                              AND PEER GROUP INDEX

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on the Company's common stock against the cumulative total return of the NASDAQ Market Index and a peer group index consisting of public companies with the Company's Standard Industrial Classification ("SIC") Code (Laboratory and Analytical Instruments) for the five-year period beginning December 31, 1998. The SIC Code for Laboratory and Analytical Instruments includes over 130 issuers, such as Allied Motion Technology (formerly Hathaway Corporation), Isco, Inc., Lancer Corp., Mesa Laboratories Inc., MOCON, Inc., Sierra Monitor, Kewaunee Scientific Corporation, Mikron Infrared, New Brunswick Scientific, RAE Systems, Analex Corporation, and Argonaut Technologies, Inc.

                                  (LINE GRAPH)


      The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

      There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

                                   PROPOSAL 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

THE BOARD OF DIRECTORS HAS UNANIMOUSLY SELECTED GRANT THORNTON LLP AND URGES YOU TO VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SUCH FIRM AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR 2004. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

      The Board of Directors has appointed the firm of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004, subject to ratification by the Company's shareholders. Grant Thornton began serving as the Company's independent public accountants in November 2002, after the Company dismissed PricewaterhouseCoopers LLP as its auditing firm. Representatives of Grant Thornton are not expected to be present at the Annual Meeting of Shareholders, but will be available by telephone if necessary to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

      Audit fees to Grant Thornton, including quarterly reviews for 2003, were approximately $90,100. In 2003, the Company did not pay any other fees to Grant Thornton LLP other than $25,400 for tax return preparation and $2,400 for accounting consultation.

DISMISSAL OF PRICEWATERHOUSECOOPERS LLP

      On October 29, 2002, our Board of Directors, upon recommendation and approval of the Audit Committee, approved and dismissed PricewaterhouseCoopers LLP (PwC) as our independent public accountants, and approved the decision to appoint Grant Thornton LLP as independent public accountants.

      The audit reports of PwC on the consolidated financial statements of our company as of and for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal year ended December 31, 2001, and the subsequent interim period through October 29, 2002, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal years ended December 31, 2001 or within the interim period through October 29, 2002, except as noted in the following paragraph.

            In February 2002, PricewaterhouseCoopers LLP reported a material weakness in internal controls related to the timeliness of bank reconciliations performed for the period April 1, 2001 through December 31, 2001. During this period, the Registrant had significant turnover in personnel with responsibility for those procedures and fell behind the timely completion of certain routine procedures with respect to bank reconciliations. However, prior to the completion of the audit, those procedures were completed. In the report to the Audit Committee, PricewaterhouseCoopers LLP reported the bank reconciliations were completed for the year ended December 31, 2001 and were reviewed in connection with the year-end audit procedures. The Registrant does not believe that any of the adjustments resulting from the bank reconciliation process were material to any of the interim financial statements.

      We provided PwC with a copy of the above disclosures. A letter dated November 1, 2002, from PwC stating its agreement with our statements, was filed as Exhibit 16 and is incorporated by reference into our report on Form 8-K filed November 1, 2002.

NEW INDEPENDENT ACCOUNTANTS

      The Company engaged Grant Thornton LLP as its new independent accountants as of October 29, 2002. During the two most recent fiscal years and through October 29, 2002, the Company has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth, as of March 15, 2004, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the Common Stock, (ii) each director and director nominee of the Company, (iii) each of the executive officers of the Company named above under "Executive Officers of the Registrant," and (iv) all directors, director nominees and executive officers of the Company as a group.

                      NAME AND BUSINESS ADDRESS                         AMOUNT AND NATURE OF        PERCENT
                         OF BENEFICIAL OWNER                            BENEFICIAL OWNERSHIP        OF CLASS

William W. Botts                                                             308,775 (1)             10.97%
     President, Chairman of the Board, Chief Executive Officer
     P.O. Box 9010, College Station, TX  77842-9010
Heartland Advisors, Inc.                                                     245,900 (2)               9.0%
     789 North Water Street, Milwaukee, WI  53202
Farnam Street Partners                                                       242,241 (3)               8.8%
     3033 Excelsior Blvd., Suite 300, Minneapolis, MN 55426
Dimensional Fund Advisors, Inc.                                              171,500 (4)              6.25%
     1299 Ocean Avenue, 11th Flr., Santa Monica, CA 90401
Advisory Research, Inc.                                                      160,000 (5)              5.83%
     180 North Stetson St., Suite 5780, Chicago, IL 60601
Jack S. Anderson, Director                                                    34,564 (6)               1.2%
Edwin B. King, Director                                                       28,564 (7)               1.0
Richard W. K. Chapman, Director                                               14,000 (8)                 *
Craig R. Whited, Director                                                     19,664 (9)                 *
Directors and executive officers as a group (7 persons)                      420,129(10)             14.73%

*     Less than 1%.

(1) Includes 39,000 shares subject to options currently exercisable, or exercisable within 60 days after the date hereof.

(2) As of December 31, 2003, Heartland Advisors, Inc. has shared dispositive power as to all 245,900 shares, which may be deemed to be beneficially owned. All shares are held in investment advisory accounts of Heartland Advisors, Inc. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class.

(3) As of April 2, 2003, Farnam Street Partners, L.P., a Minnesota Limited Partnership ("the Fund"), has sole dispositive and voting power as to all 242,241 shares. The Fund, whose principal business activities involve investing in equity securities of publicly traded companies, as well as other types of securities, is the beneficial owner of such shares, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(4) As of December 31, 2003, Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor, registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts, and accounts are the "Funds"). In its role as investment advisor or manager, Dimensional possessed voting and/or investment power over 171,500 shares of O.I. Corporation stock as of December 31, 2003. The Funds own all the shares, and Dimensional disclaims beneficial ownership of such securities.

(5) As of February 12, 2004, Advisory Research, Inc., an investment advisor, has sole dispositive and voting power as to all 160,000 shares, which are deemed to be beneficially owned.

(6) Includes 11,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(7) Includes 10,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof

(8) Includes 3,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(9) Includes 9,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

(10) Includes 75,180 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representation by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 2003, its officers and directors were in compliance with all applicable Section 16(a) filing requirements.

                              SHAREHOLDER PROPOSALS

      A proposal of a shareholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than December 11, 2004 if the shareholder making the proposal desires such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. The Company has also adopted Bylaw provisions which require that nominations of persons for election to the Board of Directors and the proposal of business by shareholders at an annual meeting of shareholders must fulfill certain requirements which include the requirement that notice of such nominations or proposals must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the prior annual meeting. In order to be timely for next year's annual meeting such notice must be delivered between February 9, 2005 and March 11, 2005. If such timely notice of a shareholder proposal is not given, the proposal may not be brought before the annual meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the annual meeting.

      Notices regarding each matter must contain:

      - A brief description of the business to be brought before the Annual Meeting and the reason for conducting the business at the Annual Meeting;

      - The name and address of record of the stockholder proposing the business;

      - The class and number of shares of stock that are beneficially owned by the stockholder; and

      - Any material interest of the stockholder in the business to be conducted.

                                  OTHER MATTERS

      Management knows of no other matters to be brought before the annual meeting of shareholders at the time and place indicated in the notice thereof; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

      The accompanying form of proxy has been prepared at the direction of the Board of Directors of the Company, of which you are a shareholder, and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

      EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY AND MAIL IT IMMEDIATELY. YOU MAY REVOKE YOUR PROXY IN PERSON IF YOU ARE ABLE TO ATTEND.

                                     O. I. CORPORATION

                                     By Order of the Board of Directors

                                     Jane A. Smith

                                     Vice President-Corporate Secretary

April 9, 2004

                                                                     EXHIBIT - A

                             AUDIT COMMITTEE CHARTER
                                O.I. CORPORATION

PURPOSE

The audit committee of the board of directors shall assist the board in overseeing (1) the financial statements and audits of the Company, (2) the Company's compliance with financial reporting requirements and (3) the independence and performance of the Company's internal and external auditors.

COMPOSITION

The membership of the audit committee shall consist of at least three members of the board of directors, who shall serve at the pleasure of the board of directors and be appointed by the full board of directors, and who shall meet the following criteria:

      1. Each member of the audit committee must be an "independent director" within the meaning of applicable law and the applicable rules of The Nasdaq Stock Market, Inc., as then in effect, except under exceptional and limited circumstances as determined by the board of directors in accordance with applicable Nasdaq rules. No member of the audit committee may receive any consulting, advisory or other compensatory fee from the company other than for board service, and no member may be an affiliate of the company by stock ownership or otherwise.

      2. Each member of the audit committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time the member joins the board of directors.

      3. At least one member of the audit committee shall be considered by the board of directors to be an audit committee financial expert as defined under Item 401(h) of Regulation S-K, or shall otherwise have such additional financial expertise in accounting and auditing as are required under applicable law and applicable Nasdaq rules, as then in effect.

RESPONSIBILITIES

In meeting its responsibilities, the audit committee has full authority and responsibility to:

      1.    Make regular reports to the board of directors.

      2. Review and reassess the adequacy of the committee's charter annually, recommend any proposed changes to the board of directors for approval, and approve the audit committee charter in the form to be included as required in the Company's proxy statement.

      3. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the Company's system of internal controls.

      4. Determine whether to recommend to the board of directors that the annual audited financial statements be included in the Company's annual report on Form 10-K.

      5. Review with management and the Company's independent auditors any significant financial reporting issues raised by management or the independent auditors in connection with the preparation of the Company's annual audited financial statements.

      6. Review proposed major changes to the Company's auditing and accounting principles and practices that are brought to the attention of the audit committee by independent auditors, internal auditors or management.

      7. Appoint the independent auditors, establish the audit fees, pre-approve any non-audit services, including tax services, before the services are rendered. Review and evaluate the performance of the independent auditors and review with the full board of directors any proposed discharge of the independent auditors.

      8. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1.

      9. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

      10. Review any significant financial reports to management prepared by the internal auditing department, if any, and management's responses.

      11. Approve (i) all audit services, including comfort letters, in advance or by approval of the scope of engagement of the independent auditors and (ii) all permissible non-audit services in advance.

      12. Meet with the independent auditors to review the planning and staffing of the audit.

      13. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      14. Review with the independent auditors any management letter provided by the auditors and management's response to that letter.

      15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      16. Review with counsel legal matters that are brought to the audit committee's attention and that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulatory bodies.

      17. Meet at least annually with the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

      18.   Review and approve all related party transactions.

      19. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as required by applicable law.


      20. Review disclosures to the audit committee required under Section 302 and other provisions of the Sarbanes-Oxley Act.

      21. Upon receiving a request from management for the independent auditors to perform any additional, audit, audit related, tax or other non audit related services not previously approved by the Audit Committee, the request will be submitted at the next Audit Committee meeting for approval. If time is of the essence, the audit committee chairman may approve the performance of such services, or if the audit committee chairman is not available, then with all of the other members of the committee in agreement, they may approve the request.

                                     POWERS

The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain and determine the funding for independent counsel, accountants, or other advisors to the committee. The committee shall meet at least four times each year, either in person or teleconference, but no less than two meetings in person, and may ask members of management or others to attend its meetings and provide relevant information as necessary.

The audit committee is authorized to delegate to one or more of its members the authority to pre-approve auditing services and permitted non-audit services, provided that each pre-approval decision is presented to the full committee at a scheduled meeting.

The audit committee shall have such other functions as assigned by law, the Company's charter and bylaws, or the board of directors.

RELATIONSHIP WITH AUDITORS AND BOARD OF DIRECTORS

The Company's independent auditors are ultimately accountable to the board of directors of the Company and to the audit committee, as representatives of the stockholders of the Company. Although the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the audit committee to assure compliance with laws and regulations and the Company's code of conduct.

                                                                     EXHIBIT - B

                                O.I. CORPORATION
                         COMPENSATION COMMITTEE CHARTER

                                     PURPOSE

The primary functions of the Committee are to assist the board of directors in fulfilling its oversight responsibilities for:

      -     compensation of executive officers; and

      - administration of the Company's compensation and benefit plans with respect to all eligible participants, including stock incentive plans and predecessor and related plans, pension, retirement and profit sharing plans, and any other plans that require or provide for approval or administration by the Company's board of directors.

                                   COMPOSITION

The Committee shall consist of at least two (2) members of the board of directors. The members and the chair shall be appointed by a majority of the full board of directors.

A director may serve as a member of the Committee only during periods in which he or she is (i) an "independent director" as defined under the Marketplace Rules of The NASDAQ Stock Market, Inc., (ii) a "non-employee director" as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) an "outside director" as defined under Section 162(m) of the Internal Revenue Code of 1986 and regulations promulgated thereunder.

The Committee and its membership will comply with all applicable compensation committee requirements promulgated from time to time by The NASDAQ Stock Market, Inc. (or any exchange on which the Corporation's securities are then listed), the Securities and Exchange Commission and the Internal Revenue Service.

A majority of the Committee will constitute a quorum for the transaction of business.

                               MINUTES OF MEETINGS

Minutes shall be kept of each meeting of the Committee.

                                RESPONSIBILITIES

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall:

1. Have separate but concurrent authority, except as stated in paragraph 2 below, to take actions required or permitted, without any action of the full board of directors, under the Company's compensation and benefit plans, including the [stock incentive plans] and predecessor and related plans, pension, retirement and profit sharing plans, and any other plans that require or provide for board of directors approval or administration (collectively, the "Plans"); provided, that from time to time the Committee may, by resolution of the Committee, delegate to one or more other committees of the board of directors separate but concurrent authority, to the extent specified in such resolution, to administer such Plans with respect to employees and consultants who are not subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act.

2. Have sole and exclusive authority, without prior approval of the full board of directors, to take action on the following:

      - administering the Plans with respect to employees and consultants who are subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act for the purposes and with the intent of complying with the exemption provided under Rule 16b-3 promulgated under the Exchange Act;

      - recommending to the full board of directors the hiring or termination of employment of the Company's executive officers (as defined by the Rules and Regulations under the Exchange Act), the identity and designation of which shall be determined by the full board of directors (the "Executive Officers"); and


      - engaging, or authorize management to engage, such outside legal, accounting or other advisors and consultants to provide such advice and assistance as the Committee deems necessary to carry out its duties, with the Company to provide appropriate funding, as determined by the Committee, for such outside legal, accounting and other advisors and consultants and for any administration expenses of the Committee.

3. Review and recommend action by the full board if directors on the following:

      - the institution of, revisions in, terminations of and actions under Plans that are required to be approved by the full board of directors;

      - the reservation of authorized and unissued Company common stock for issuance upon exercise of grants under the Plans, for use in payments of grants or awards under the Plans or as contributions or sales to any trustee of Company employee benefit plans; and

      - the purchase of Company common stock for transfer upon exercise of grants under the Plans, for use in payments of grants or awards under the Plans and for transfer as contributions or sales to any trustee of Company employee benefit plans.

4. Review and determine, or recommend to the board of directors for determination:

      - The non-equity compensation payable to (i) the Chief Executive Officer (provided that the Chief Executive Officer shall not be present for any deliberations or voting with respect to the determination of the Chief Executive Officer's compensation) and
            (ii) the other Executive Officers (provided that the Committee may consider the recommendation of the Chief Executive Officer with respect thereto), including the adjustment of base salary each year, the implementation and administration of cash incentive compensation programs for such individuals and the authorization of all awards to such individuals under these cash incentive programs. To the extent deemed advisable by the Committee, the Committee shall strive to recommend compensation packages which are competitive with packages offered at peer companies and shall consult with third-party advisors to design compensation packages that provide reasonable assurances of officer and employee retention; and

      -     all perquisites or special cash payments paid to Executive Officers.

5.    Review with the Chief Executive Officer:

      - the overall base compensation payable to employees other than Executive Officers; and

      - the Company's total incentive compensation program envisioned for each fiscal year.

6. Consult with the Chief Executive Officer regarding a succession plan for the Executive Officers. This plan shall be reviewed annually by the Committee and subsequently by the full board of directors.

7.    Review the performance of the Executive Officers for each fiscal year.

8. At least annually, review the overall performance, operation and administration of the Company's employee benefit plans.

9. Perform any other responsibilities consistent with this charter, the Company's bylaws and applicable law as the Committee or the board of directors deems necessary or appropriate.

10. Report to the board of directors following meetings of the Committee, and as otherwise requested by the board of directors, regarding the Committee's actions and recommendations.

11. Confirm annually that all responsibilities outlined in this charter have been carried out.

12. Evaluate the Committee's and individual members' performance at least annually.

                                                                     EXHIBIT - C

                                O.I. CORPORATION
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
                                     PURPOSE

The purpose of the Committee is to assist the board of directors in fulfilling its responsibilities for:

      - identifying qualified individuals to become members of the board of directors;

      - determining the composition of the board of directors and its committees;

      - monitoring effectiveness of the board of directors and its committees; and

      - developing, monitoring and evaluating sound corporate governance policies and procedures.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibilities. It is also empowered to:

      1. Engage such outside legal, accounting, search firm or other advisors to provide such advice and assistance as the Committee deems necessary to carry out its duties, with the Company to provide funding, as determined by the Committee, for such outside legal, accounting, search firm and other advisors and for any administration expenses of the Committee.

      2. Seek any information it requires from employees (all of whom are directed to cooperate with the Committee's requests) or other parties.

      3. Meet with the Company's officers, independent audit firm, general counsel and outside counsel, as necessary to fulfill its responsibilities.

      4. Delegate authority to subcommittees (consisting solely of one or more members of the Committee), including its authority to pre-approve all auditing and permitted non-audit services, provided that any decisions made pursuant to such delegated authority and a description of the services rendered are presented to the full Committee at its next regularly scheduled meeting.

      5. Review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or independent auditor.

COMPOSITION

The Committee shall be comprised of [three] or more directors elected by the board of directors, each of whom (except as otherwise permitted) shall:

      - be free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee; and

      - meet the independence requirements set forth in the Nasdaq National Market listing standards in effect from time to time (the "Nasdaq Standards").

A Chair of the Committee shall be appointed by the board of directors.

MEETINGS

The Committee shall meet at least once during each fiscal year, and more frequently as the Committee in its discretion deems desirable or advisable. All Committee members are expected to attend each meeting, in person or via teleconference or videoconference. The Committee may invite members of management, auditors and others to attend meetings and provide pertinent information, as deemed necessary and appropriate. Meeting agendas will be prepared and provided in advance to Committee members, along with appropriate briefing materials. Minutes will be kept of each meeting of the Committee and will be provided to each member of the board of directors.

RESPONSIBILITIES

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

Nominating Matters

      1. Reviewing the structure of the board of directors, its committee structure, overall size, and the number of independent directors.

      2. Actively seeking individuals qualified to become members of the board of directors, including evaluating persons suggested by shareowners or others, and conducting appropriate inquiries into the backgrounds and qualifications of possible nominees.

      3. Selecting candidates as nominees for election as directors and recommending those candidates to the board of directors. The Committee will select those nominees whose attributes it believes would be most beneficial to the Company. This assessment will include such issues as experience, integrity, competence, diversity, skills, and dedication in the context of the needs of the board of directors.

      4. Recommending to the board of directors the directors to serve as members of each committee after taking into account the desires, experiences and expertise of individual directors. The Committee will review and recommend committee slates annually, and shall recommend additional committee members and the removal or resignation of committee members, as needed.

      5. Developing and recommending to the board of directors an annual self-evaluation process for the board of directors and its committees. The Committee will oversee the annual self-evaluations. The Committee shall evaluate the performance of each director before recommending to the board of directors his or her nomination for an additional term as director.

      6. Advising and making recommendations to the board of directors on corporate governance and all matters pertaining to the role of the board of directors and the practices and the performance of its members, including the development of a set of corporate governance principles applicable to the Company. The Committee shall periodically review and assess the adequacy of the Company's corporate governance principles and recommend any changes to the board of directors.

Corporate Governance Matters

      1. The Committee shall review the institutional and other affiliations of members of the board of directors and nominees for any potential conflict of interest problems, and shall make recommendations to the full board of directors with respect to the determination of director independence.

      2. Reviewing and making recommendations to the board of directors concerning compensation arrangements for non-employee members of the board of directors.

      3. Reviewing the effectiveness of the Company's system for monitoring compliance with laws and regulations and the results of management's investigation and following-up (including disciplinary action) on any instances of noncompliance.

      4. Considering and recommending to the board of directors for approval a code of ethical business conduct.

      5. Reviewing management's monitoring compliance with the Company's code of ethical business conduct and ensuring that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

      6. Periodically review the Company's code of ethical business conduct and recommend any proposed changes to the board of directors for approval.

      7. Receive, retain and determine treatment of material violation of a federal or state securities law, a material breach of fiduciary duty arising under federal or state law, or a similar material violation of any federal or state law that is reported to the Committee by an attorney because the attorney reasonably believes that it would be futile to report such material violation to the general counsel or chief executive officer or the attorney reasonably believes that the response of the general counsel or chief executive officer to his report of such material violation was not appropriate or not timely.

Reporting Responsibilities

      1. Report to the full board of directors following meetings of the Committee, and as otherwise requested by the board of directors, regarding the Committee's actions and recommendations, if any.

      2. Review any other reports the Company issues related to Committee responsibilities.

Other Responsibilities

      1.    Institute and oversee special investigations, as deemed necessary.

      2. Review and assess the adequacy of this Committee charter annually, request full board of director approval for proposed changes, and ensure appropriate disclosure as may be required by applicable law or regulation.

      3. Confirm annually that all responsibilities outlined in this charter have been carried out.

      4. Evaluate the Committee's performance annually, and the individual members will perform self-evaluations annually.

      5. Perform any other activities consistent with this charter, the Company's bylaws and governing law as the Committee or the board of directors deems necessary or appropriate.

PROXY                           O.I. CORPORATION                           PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




      The undersigned hereby appoint(s) William W. Botts and Jane A. Smith, and each of them, lawful attorneys and proxies of the undersigned to vote as Proxy at the Annual Shareholders' Meeting of O.I. Corporation (herein the "Company") to be held on Monday, May 10, 2004, and any adjournment(s) thereof according to the number of votes owned by the undersigned as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

PROPOSAL 1: The Election of Directors  .

         [ ] FOR all nominees   [  ] FOR all nominees (except as listed below)
                                [  ] WITHHOLD AUTHORITY to vote for all nominees

         Jack S. Anderson       Richard W. K. Chapman            Craig R. Whited
         William W. Botts       Edwin B. King

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                       WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

                                                            FOR  AGAINST ABSTAIN

PROPOSAL 2:  The Ratification of the Appointment of         [ ]    [ ]    [ ]
             independent public accountants.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. If no direction is made, this proxy will be voted for Proposals 1 and 2. Any prior proxy is hereby revoked.


                                    --------------------------------------, 2004


                                    --------------------------------------------
                                                   Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT
                                    THE LEFT. WHEN SHARES ARE HELD BY JOINT
                                    TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                    OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                    IF A CORPORATION, PLEASE SIGN IN FULL
                                    CORPORATE NAME BY PRESIDENT OR OTHER
                                    AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE
                                    SIGN IN PARTNERSHIP NAME BY AUTHORIZED
                                    PERSON.

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY, USING THE ENCLOSED
                                    ENVELOPE. THANK YOU.